BLACKROCK SERIES FUND, INC.
BlackRock Government Money Market Portfolio
(the “Fund”)
Supplement dated September 29, 2023 to the Prospectus and Statement of
Additional Information of the Fund dated May 1, 2023, as supplemented to date:
The Securities and Exchange Commission (“SEC”) approved new amendments to the rules governing money market funds in July 2023. Among the changes, the SEC adopted rules that (1) remove the ability of money market funds to impose redemption gates except when liquidating, (2) remove a money market fund’s level of weekly liquid assets as a determining factor governing whether a money market fund may or must impose a liquidity fee and (3) allow stable net asset value money market funds, subject to Board approval and shareholder disclosures, to permit share cancellation (sometimes also referred to as “reverse distribution”) mechanisms to be used to maintain a stable price per share during times when the U.S. is experiencing negative interest rates. The compliance date for these amendments is October 2, 2023. Additional amendments to the rules governing money market funds will need to be complied with at different times over the next year.
Consequently, effective October 2, 2023, the Fund’s Prospectus and Statement of Additional Information are amended as follows:
The section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock Government Money Market Portfolio—Principal Risks of Investing in the Fund” is hereby amended to delete the first paragraph thereof in its entirety and replace it with the following:
Risk is inherent in all investing. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress. The following is a summary description of principal risks of investing in the Fund. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.
The fifth paragraph of the section of the Prospectus entitled “Details About the Fund—How The Fund Invests—Investment Process” is hereby deleted in its entirety and replaced with the following:

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The Board of Directors of the Fund (the “Board”) has chosen not to subject the Fund to discretionary liquidity fees. If the Board changes this policy with respect to discretionary liquidity fees, such change would become effective only after shareholders are provided with advance notice of the change.

The first paragraph of the section of the Prospectus entitled “Details About the Fund—Investment Risks” is hereby deleted in its entirety and replaced with the following:
This section contains a discussion of certain risks of investing in the Fund. The “Investment Objectives and Policies” section in the Statement of Additional Information also includes more information about the Fund, its investments and the related risks. Risk is inherent in all investing. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

The section of Part II of the Statement of Additional Information entitled “Investment Risks and Considerations—Rule 2a‑7 Requirements” is hereby amended to delete the fifth and sixth paragraphs thereof in their entirety and replace them with the following:
Government Money Market Funds. A government money market fund invests at least 99.5% of its total assets in obligations of the U.S. Government, including obligations of the U.S. Treasury and federal agencies and instrumentalities, as well as repurchase agreements collateralized by government securities. Under Rule 2a‑7, a government money market fund may, but is not required to, impose discretionary liquidity fees. The Board of Trustees has determined that each Fund that is a government money market fund will not be subject to discretionary liquidity fees under Rule 2a‑7.
Retail Money Market Funds. A retail money market fund is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. Under Rule 2a‑7, a retail money market fund is subject to the discretionary liquidity fees provisions; however, a retail money market fund is permitted to use the amortized cost method of accounting or the penny rounding method, allowing a retail money market fund to maintain a stable NAV.
The section of Part II of the Statement of Additional Information entitled “Dividends and Taxes—Taxes—General Treatment of Fund Shareholders” is hereby amended to delete the sixth, seventh and eighth paragraphs thereof in their entirety and replace them with the following:
If any Fund (other than a Fund that is a government money market fund) imposes a discretionary liquidity fee on share redemptions, the amount that would ordinarily be payable to a redeeming shareholder of the Fund will be reduced, consequently reducing the amount of gain, or increasing the amount of loss, that would otherwise be reportable for income tax purposes. The discretionary liquidity fee cannot be separately claimed as a deduction.
Any such discretionary liquidity fee will constitute an asset of the imposing Fund and will serve to benefit non‑redeeming shareholders. If such fees were distributed to non‑redeeming shareholders, the tax treatment would be similar to the tax treatment of distributions described in this section. However, the Funds do not intend to distribute such fees to non‑redeeming shareholders. Such fees may, however, raise LEAF’s NAV, increasing the taxable income or reducing the deductible losses of shareholders that redeem their shares at a later time when such fees are not being charged. If a Fund receives discretionary liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time. However, due to a lack of guidance, the tax consequences of liquidity fees to the Fund and the shareholders is unclear and may differ from that described in this section.
Should a negative interest rate scenario ever occur that causes a government or retail money market fund to have a negative gross yield, the fund may account for the negative gross yield by either using a floating NAV or a reverse distribution mechanism that seeks to maintain a stable NAV of the fund by cancelling shareholders’ shares in the amount of the negative gross yield. Under a reverse distribution mechanism, shareholders in a fund would observe a stable share price but a declining number of shares for their investment. After a cancellation of shares, the basis of eliminated shares would be added to the basis of shareholders’ remaining fund shares, and any shareholders disposing of shares at that time may recognize a capital loss unless the “wash sale” rules apply. Dividends, including dividends reinvested in additional shares of a fund, will nonetheless be fully taxable, even if the number of shares in shareholders’ accounts has been reduced as described above. However, due to a lack of guidance regarding the cancellation of shares, the tax consequences of such cancellation of shares to the Fund and the shareholders is unclear and may differ from that described in this section.
The section of Part II of the Statement of Additional Information entitled “Investment Risks and Considerations” is hereby amended to add a new section entitled “Negative Interest Rate Scenarios” in the proper alphabetical order as follows:
Negative Interest Rate Scenarios. Should a negative interest rate scenario ever occur that causes a government or retail money market fund to have a negative gross yield, the fund may account for the negative gross yield by either using a floating NAV or a reverse distribution mechanism that seeks to maintain a stable net asset value of the fund by cancelling shareholders’ shares in the amount of the negative gross yield. If a fund converts to a floating NAV, any losses the fund experiences due to negative interest rates will be reflected in a declining NAV per share. Under a reverse distribution mechanism, shareholders in a fund would observe a stable share price but a declining number of shares for their investment. This means that such an investor would lose money when the fund cancels shares. In either situation, the Board will need to determine that the approach is in the best interests of the fund and will need to ensure shareholders are provided adequate disclosures around the consequences of the approach chosen by the Board for the fund.
Shareholders should retain this Supplement for future reference.
PRSAI‑SER‑MM‑0923SUP

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